April 11, 2002

                               MARKETOCRACY FUNDS
                                  Supplement to
                        Prospectus Dated October 15, 2001
                       (as supplemented December 19, 2001)
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                          The Medical Specialists Fund
                            The Technology Plus Fund
                             The Masters 100SM Fund

Pages 12 and 15 of Prospectus
Please note the following change to the minimum investment amount:

Effective April 15, 2002, your initial investment in the Funds ordinarily must be at least $2,000.

If at any time the value of your shares is less than $2,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time, the Trust reserves the right to require you to close your account. After notification to you of the Trust's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.





               Please retain this Supplement with the Prospectus.
            The date of this Prospectus Supplement is April 11, 2002